ACQUISITIONS AND PRO FORMA RESULTS (Pro Forma Financial Information Summarization Results of Operations) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Total Revenue	$ 811,933
Net income	$ 23,236
Net income per share
Basic (in dollars per share)	$ 0.80
Diluted (in dollars per share)	$ 0.79